UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 11, 2005
TASER International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)
(480) 991-0791
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
     On May 11, 2006, the Company concluded that its financial statements at March 31, 2005, June 30, 2005 and September 30, 2005 and for the periods then ended, included in its Form 10-Qs for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005, respectively, should no longer be relied upon due to an error in those financial statements which resulted in the incorrect calculation of manufacturing overhead costs being applied to inventory. The Company will restate the results for the quarter ended March 2005 in its Form 10-Q filing for the period ended March 31, 2006 and will be amending its Form 10-Qs for the periods ended June 30, 2005 and September 30, 2005 to reflect the restated results of those periods. The Company has also disclosed below the impact of the restatement on the results for the quarter ended December 31, 2005, which were previously reported in the Company’s Form 10-K. No restatement of the Company’s financial statements for the for the years ended December 31, 2005 and December 31, 2004 is necessary as a result of the matters discussed below as the Company has determined they are not material to those periods based on the materiality guidelines contained in SEC Staff Accounting Bulletin No. 99 — “Materiality”.
     During the first quarter of 2006, the Company determined that its historical methodology for the calculation of indirect manufacturing overhead costs applied to inventory was incorrect and also identified a clerical error in the calculation of the overhead applied to inventory for the three months ended December 31, 2005. The Company originally recorded an adjustment in the first quarter of 2006 to correct the net cumulative impact of the change in methodology and the clerical error. However, as it was subsequently determined that the impact of correcting the methodology related to prior periods was material to the operating results of the first quarter of 2006, a further adjustment was necessary to reflect the cumulative net impact of the change in methodology related to the relevant prior year periods. Additionally, the Company has recorded the impact of previously unrecorded adjustments related to cut-off errors primarily for legal and professional fees and the related income tax effects.
     Since the errors were not previously identified in the prior periods in which they occurred, a material weakness was deemed to exist at March 31, 2006. Management has corrected the methodology for calculating indirect manufacturing expense applied to inventory in the first quarter of 2006 and plans to implement additional procedures and controls surrounding the preparation and review of the overhead calculation, including verification of spreadsheet accuracy. The Company consulted with and advised the Audit Committee of its Board of Directors of its determination. The Company’s Audit Committee also consulted with the Company’s independent accountants regarding the matters described in this Form 8-K.
     The impact of these adjustments in the first quarter of 2006 was to increase indirect manufacturing expenses by $21,000 and reduce sales, general and administrative expenses by $220,000, resulting in a $113,000 increase in net income to $806,000 compared to $693,000 reported in our earnings release on April 26, 2006.
     For the three months ended March 31, 2005, the correction to adjust for the change in methodology for the calculation of manufacturing overhead costs applied to inventory resulted in an increase in indirect manufacturing expense of $111,000 and a decrease in sales, general and administrative expenses of $54,000. At December 31, 2004, the Company had approximately $128,000 of legal services rendered but not invoiced which were attributable to the prior period and were previously determined to be immaterial. These services were subsequently expensed in the first quarter of 2005 and as such, to reflect them in the correct period, the Company has recorded an adjustment to reduce sales, general and administrative expenses in the first quarter of 2005 by $128,000. The net impact of these adjustments in the first quarter of 2005 was to generate net income of $5,000 compared to the net loss of $(39,000) as previously reported in our Form 10Q/A filed on January 13, 2006.

A summary of the impact to correct the amount of manufacturing overhead costs applied to inventory, record previously unrecorded cut-off errors and the related income tax effects on the income statement for the three months ended March 31, 2005 is as follows:

	Three Months Ended March 31, 2005
	As Previously	Overhead	Cut-off
	Reported	Adjustments	Adjustments	As Restated

Statements of Income

Indirect manufacturing expense	$1,417,819	$110,996	$—	$1,528,815
Total Cost of Products Sold	4,528,025	110,996	—	4,639,021
Gross Margin	5,676,136	(110,996)	—	5,565,140
Sales, general and administrative expenses	5,590,100	(54,461)	(128,262)	5,407,377
Income (loss) from operations	(261,327)	(56,535)	128,262	(189,600)
Income (loss) before provision for income taxes	(62,915)	(56,535)	128,262	8,812
Provision (credit) for income taxes	(24,000)	(21,609)	49,028	3,419
Net income (loss)	$(38,915)	$(34,926)	$79,234	$5,393

Income per common share
Basic	$0.00	$—	$—	$0.00
Diluted	$0.00	$—	$—	$0.00
     The Company’s income statements for the second and third quarters of 2005 will be adjusted for the correction of these items in amended Form 10-Qs to be filed for the periods ended June 30, 2005 and September 30, 2005 as reflected in the tables below. The Company has determined that the impact on the balance sheets of the aforementioned periods was immaterial.

	Three Months Ended June 30, 2005				Six Months Ended June 30, 2005
	As Previously	Overhead	Cut-off		As Previously	Overhead	Cut-off
	Reported	Adjustments	Adjustments	As Restated	Reported	Adjustments	Adjustments	As Restated

Statements of Income

Indirect manufacturing expense	$1,219,342	$270,124	$—	$1,489,466	$2,637,161	$381,120	$—	$3,018,281
Total Cost of Products Sold	4,745,012	270,124	—	5,015,136	9,273,037	381,120	—	9,654,157
Gross Margin	8,461,647	(270,124)	—	8,191,523	14,137,783	(381,120)	—	13,756,663
Sales, general and administrative expenses	7,240,994	(137,884)	7,155	7,110,265	12,831,094	(192,345)	(121,107)	12,517,642
Income from operations	825,112	(132,240)	(7,155)	685,717	563,785	(188,775)	121,107	496,117
Income before provision for income taxes	1,113,574	(132,240)	(7,155)	974,179	1,050,659	(188,775)	121,107	982,991
Provision for income taxes	451,000	24,724	1,338	477,062	427,000	3,115	50,366	480,481
Net income	$662,574	$(156,964)	$(8,493)	$497,117	$623,659	$(191,890)	$70,741	$502,510

Income per common share
Basic	$0.01	$—	$—	$0.01	$0.01	$—	$—	$0.01
Diluted	$0.01	$—	$—	$0.01	$0.01	$—	$—	$0.01

	Three Months Ended September 30, 2005				Nine Months Ended September 30, 2005
	As Previously	Overhead	Cut-off		As Previously	Overhead	Cut-off
	Reported	Adjustments	Adjustments	As Restated	Reported	Adjustments	Adjustments	As Restated

Statements of Income

Indirect manufacturing expense	$894,450	$108,469	$—	$1,002,919	$3,531,611	$489,589	$—	$4,021,200
Total Cost of Products Sold	3,827,241	108,469	—	3,935,710	13,100,278	489,589	—	13,589,867
Gross Margin	7,848,370	(108,469)	—	7,739,901	21,986,153	(489,589)	—	21,496,564
Sales, general and administrative expenses	6,909,018	(149,741)	(34,378)	6,724,899	19,740,112	(342,086)	(155,485)	19,242,541
Income from operations	578,663	41,272	34,378	654,313	1,142,448	(147,503)	155,485	1,150,430
Income before provision for income taxes	885,424	41,272	34,378	961,074	1,936,083	(147,503)	155,485	1,944,065
Provision for income taxes	555,000	17,018	14,176	586,194	982,000	20,133	64,542	1,066,675
Net income	$330,424	$24,254	$20,202	$374,880	$954,083	$(167,636)	$90,943	$877,390

Income per common share
Basic	$0.01	$—	$—	$0.01	$0.02	$—	$—	$0.01
Diluted	$0.01	$—	$—	$0.01	$0.01	$—	$—	$0.01

     A summary of the impact to correct the cumulative amount of manufacturing overhead costs applied to inventory, record previously unrecorded proposed cut-off errors and the related income tax effects on the income statement and balance sheet for the year ended December 31, 2005 is as follows:

	Year Ended December 31, 2005
	As Previously	Overhead	Cut-off
	Reported	Adjustments	Adjustments	As Restated

Statements of Income

Indirect manufacturing expense	$4,667,421	$585,049	$—	$5,252,470
Total Cost of Products Sold	17,511,237	585,049	—	18,096,286
Gross Margin	30,182,944	(585,049)	—	29,597,895
Sales, general and administrative expenses	27,058,242	(484,043)	(90,714)	26,483,485
Income from operations	1,550,654	(101,006)	90,714	1,540,362
Income before provision for income taxes	2,715,718	(101,006)	90,714	2,705,426
Provision for income taxes	1,652,861	(38,775)	34,824	1,648,910
Net income	$1,062,857	$(62,231)	$55,890	$1,056,516

Income per common share
Basic	$0.02	$—	$—	$0.02
Diluted	$0.02	$—	$—	$0.02

	Year Ended December 31, 2005
	As Previously	Overhead	Cut-off
	Reported	Adjustments	Adjustments	As Restated

Balance Sheet

Inventory	$10,283,390	$(178,054)	$—	$10,105,336
Total current assets	42,427,856	(178,054)	—	42,249,802
Deferred income tax asset	19,959,681	68,777	12,330	20,040,788
Total assets	112,338,194	(109,277)	12,330	112,241,247
Accounts payable and accrued liabilities	6,285,274	—	30,380	6,315,654
Total current liabilities	7,556,321	—	30,380	7,586,701
Total liabilities	8,472,492	—	30,380	8,502,872
Retained earnings	25,122,221	(109,277)	(18,050)	24,994,894
Total stockholders’ equity	103,865,702	(109,277)	(18,050)	103,738,375
Total liabilities and stockholder’ equity	$112,338,194	$(109,277)	$12,330	$112,241,247
     In addition the impact on the table of selected quarterly data as reported in footnote 13 to the Company’s form 10-K for the year ended December 31, 2005 is as follows:

	Three Months Ended December 31, 2005
	As Previously	Overhead	Cut-off
	Reported	Adjustments	Adjustments	As Restated

Selected Quarterly Financial Data

Gross Margin	8,196,791	(95,460)	—	8,101,331
Net income	$108,774	$46,497	$(64,771)	$90,500
Income per common share
Basic	$0.00	$—	$—	$0.00
Diluted	$0.00	$—	$—	$0.00
     The corrections identified above did not change net cash provided by operating activities for the year ended December 31, 2005. The effect on the Company’s December 31, 2005 and 2004 net income, earnings per share, cashflow from operations and stockholders equity are deemed to be immaterial and therefore no restatement is required.
     This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, the statements and related numbers in the above text and tables with respect to the Company’s restated financial results for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 which are preliminary and subject to further review and analysis by the Company’s independent registered public accounting firm and the Company. Such numbers are subject to change as a result of such further review and analysis. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding TASER International. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in such forward-looking statements. These statements are qualified by important factors that could cause our actual results to differ materially from those reflected by the forward-looking statements. Such factors include, but are not limited to, the results of the additional review and analysis by the Company and its independent registered public accounting firm regarding our restated financial results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2006	TASER International, Inc.
	By:	/s/ DANIEL BEHRENDT
Daniel Behrendt
Chief Financial Officer